                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 19, 1998

                                 ---------------

                                  ODWALLA, INC.


                ------------------------------------------------
               (Exact name of registrant as specified in charter)


CALIFORNIA                        0-23036                        77-0096788
(State or other jurisdiction      (Commission File Number)       (IRS Employer
of incorporation)                                                Identification No.)



                  120 STONE PINE ROAD, HALF MOON BAY, CA 94019
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 726-1888


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                                      NONE

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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

        On May 26, 1998, the registrant announced in a press release that on May 19, 1998, it reached a settlement with five separate plaintiffs in previously reported legal matters. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.         EXHIBIT
99                  Press Release dated May 26, 1998.


                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ODWALLA, INC.



DATE:  June 1, 1998                 By:  /s/ James R. Steichen
                                        ---------------------------------------
                                        Name:   James R. Steichen
                                        Title: Vice President - Finance, Chief
                                               Financial Officer

                                       2.

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                                  EXHIBIT INDEX

EXHIBIT NO.         EXHIBIT
99                  Press Release dated May 26, 1998.


                                       3.